SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 22, 2003



                           Digital Data Networks, Inc.
             (Exact name of registrant as specified in its charter)


===============================================================================

  Washington                            0-27704                  91-1426372
 (State or other                (Commission File Number)    (IRS Employer
 jurisdiction of incorporation)                              Identification No.)
===============================================================================



                3102 Maple Street, Suite 230, Dallas, Texas     75201
               (Address of principal executive offices)         (Zip Code)


       Registrant's telephone number, including area code: (214) 969-7200


                                       N/A
          (Former name or former address, if changed since last report)





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Item 4.  Changes In Registrant's Certifying Accountant.

              (a) (1)  Previous independent accountants.

              On April 22, 2003, Digital Data Networks, Inc. (the "Company") dismissed BDO Seidman, LLP as its independent certified public accountants. The Company's Audit Committee and Board of Directors participated in and approved the decision to change independent accountants.

              The reports of BDO Seidman, LLP on the consolidated financial statements for the years ended December 31, 2002 and 2001 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except that these reports contained an explanatory paragraph regarding uncertainty as to the Company's ability to continue as a going concern.

              In connection with its audits for the years ended December 31, 2002 and 2001 and through April 22, 2003, there have been no disagreements with BDO Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO Seidman, LLP, would have caused them to make reference thereto in their report on the consolidated financial statements for such years.

              During the years ended December 31, 2002 and 2001 and through April 22, 2003, there have been no reportable events (as defined in Regulation S-K Item 304 (a) (1) (v) ).

              The Company has requested that BDO Seidman, LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated May 5, 2003 is filed as Exhibit 16.1 to this Form 8-K/A.

              (a) (2)  New independent accountants.

              The Company engaged Killman, Murrell & Company P.C. as its new independent accountants as of April 22, 2003. During the two most recent years and through April 22, 2003, the Company has not consulted with Killman, Murrell & Company P.C. regarding the application of accounting principles to a specified transaction, either completed or proposed, that was an important factor considered in reaching a decision on an accounting, auditing or financial reporting issue, or the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was the subject of either a disagreement or a reportable event.


Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.
              --------

              16.1Letter from BDO Seidman, LLP regarding change in certifying accountants.

                                    SIGNATURE


              Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    DIGITAL DATA NETWORKS, INC.


                                    By: /s/ Donald B. Scott
                                    -----------------------------------------
                                    Donald B. Scott
                                    Chairman of the Board and President


Date: May 7, 2003


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                                INDEX TO EXHIBITS


Exhibit No.            Description

16.1 Letter from BDO Seidman, LLP regarding change in certifying accountants.

                                                           Exhibit 16.1

May 5, 2003



Securities and Exchange Commission 450 5th Street N.W.
Washington, D.C. 20549

Gentlemen:

We have been furnished with a copy of the response to Item 4 of Form 8-K for the event that occurred on April 22, 2003, to be filed by our former client, Digital Data Networks, Inc.
         1. We agree with the statements made in (i) the first sentence of paragraph 1 in section 4. (a) (1) and (ii) paragraph 2, (iii) paragraph 3, (iv) paragraph 4, and (v) paragraph 5.
         2. We have no basis on which to agree or disagree with the statements made in the second sentence of paragraph 1.
         3. We have no basis on which to agree or disagree with the statements made in section 4. (a) (2).

Very truly yours,

/s/  BDO Seidman, LLP

BDO Seidman, LLP